PROVIDENT

Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2012

June 30, 2012

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$11.53
52-Week Range:	$7.92 - $11.81
Shares Outstanding:	10,856,027 shares
Market Capitalization:	$125.2 million
P/E (ttm):	12.01x
EPS (ttm):	$0.96
Annual Dividend & Yield:	$0.16 (1.39%)
As of June 30, 2012	

Franchise Overview

Northern California:
Pleasanton
Fairfield, Pleasanton, Roseville and San Rafael.



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 14 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

Blythe
Canyon Crest, Riverside
Corona
Corporate Office, Riverside
Downtown, Riverside
Hemet
La Quinta
La Sierra, Riverside
Moreno Valley - Heacock St.
Moreno Valley - Iris Plaza
Orangecrest, Riverside
Rancho Mirage
Redlands
Sun City
Temecula

Provident Bank Mortgage

Wholesale Offices:

Pleasanton
Rancho Cucamonga

Retail Offices:

City of Industry
Escondido
Fairfield
Glendora
Hermosa Beach
Pleasanton
Rancho Cucamonga, Haven Avenue
Rancho Cucamonga, Commerce Center Drive
Riverside, Canyon Crest Drive
Riverside, Indiana Avenue
Riverside, Market Street
Riverside, Riverside Avenue
Roseville
San Rafael

Financial Performance

Highlights

- Net Income increases by 105%
- Net Interest Margin increases by 28 basis points
- Core Deposits (Transaction Accounts) increase by 9%
- Gain on Sale of Loans increases by 156%

Net Interest Income


(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$9.2
$9.1
$8.8
$9.5
$9.0
$9.5
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Non-Interest Income


(In Millions)
18
16
14
12
10
8
6
4
2
0
$2.0
$6.7
$1.6
$5.7
$1.2
$7.3
$1.4
$5.9
$1.2
$10.1
$1.3
$14.7
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses


(In Millions)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$11.0
$11.8
$12.3
$12.5
$14.6
$16.0
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$6.8
$4.5
$5.0
$4.3
$5.7
$9.4
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Pre-Tax Income – Operating Segments



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.7
$3.4
$0.5
$3.2
$1.8
$2.3
$1.2
$2.0
$3.8
$0.3
$6.6
$0.8
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.3
$2.1
$2.3
$1.9
$2.3
$4.3
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.20
$0.18
$0.20
$0.16
$0.21
$0.39
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Financial Ratios

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.85%
2.83%
2.79%
3.02%
2.91%
3.11%
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Efficiency Ratio



80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
61.74%
72.36%
70.93%
74.17%
71.96%
62.88%
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Return on Average Assets



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.69%
0.63%
0.71%
0.57%
0.73%
1.37%
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Return on Average Equity



15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
6.79%
5.99%
6.51%
5.16%
6.50%
11.96%
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Community Banking

Highlights

- Core Deposits (Transaction Accounts) increase by 9%
- Average Deposit Costs decrease by 23 basis points
- Borrowings decrease by 39% due to maturities
- Average Borrowing Costs decrease by 15 basis points

Loan to Investment Mix



(In Millions)
$1,000
$900
$800
$700
$600
$500
$27
$26
$25
$24
$24
$23
$913
$882
$860
$845
$825
$797
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



(In Millions)
$800
$600
$400
$200
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
$429
$516
45%
$412
$497
45%
$403
$483
45%
$402
$466
46%
$393
$455
46%
$376
$441
46%
03/11
06/11
09/11
12/11
03/12
06/12
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$25
$20
$15
$10
$5
$0
$8
$3
$16
$19
$11
$9
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/12	Interest Rate	Balance as of 06/30/11	Interest Rate
Single-family	$ 439,024	3.90%	$ 494,192	4.17%
Multi-family	278,057	5.73%	304,808	6.06%
Commercial real estate	95,302	6.75%	103,637	6.89%
Other	755	5.38%	1,530	5.69%
Commercial business	2,580	6.69%	4,526	7.04%
Consumer	506	8.23%	750	7.51%
Total loans held for investment	$ 816,224	4.87%	$ 909,443	5.13%
Deferred loan costs	2,095		2,649	
Allowance for loan losses	(21,483)		(30,482)	
Total loans held for investment,	$ 796,836		$ 881,610	

Loan Composition as of 06/30/12



Commercial business 0%
Other 0%
Consumer 0%
Commercial real estate 12%
Multi-family 34%
Single-family 54%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Community Banking

Deposits and Borrowings



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$232
$207
$187
$177
$147
$127
$477
$474
$473
$458
$461
$446
$470
$472
$489
$496
$514
$515
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

Category		At 06/30/2012	Rate		At 06/30/2011	Rate
Checking accounts - non interest-bearing	$	55,688	- %	$	45,437	- %
Checking accounts - interest-bearing		204,524	0.17%		185,229	0.34%
Savings accounts		226,051	0.29%		208,799	0.46%
Money market accounts		29,382	0.42%		32,838	0.62%
Time deposits		445,766	1.39%		473,464	1.62%
Total deposits	$	961,411	0.76%	$	945,767	1.00%
Brokered deposits included above	$	7,058	3.41%	$	12,151	3.11%

Deposit Composition at 06/30/2012



6%
21%
24%
3%
46%
Checking accounts - non interest-bearing
Checking accounts - interest-bearing
Savings accounts
Money market accounts
Time deposits

Borrowing Maturity Schedule

Category		At 06/30/2012	Rate		At 06/30/2011	Rate
Overnight	$	-	-	$	-	-
Three months or less		-	-		20,000	4.17%
Over three to six months		-	-		10,000	3.19%
Over six to twelve months		20,000	3.39%		60,000	3.86%
Over one to two years		65,000	3.79%		20,000	3.39%
Over two to three years		-	-		65,000	3.79%
Over three to four years		-	-		-	-
Over four to five years		-	-		-	-
Over five years		41,546	3.19%		31,598	3.71%
Total borrowings	$	126,546	3.53%	$	206,598	3.77%

Asset Quality

Highlights

- Non-Performing Assets decline by 12%
- 30-89 Day Delinquent Loans decline by 70%
- New REOs decline by 48%, to 13 properties
- Newly Restructured Loans decline by 67%, to 2 loans

NPA, NPA to Total Assets and ALLL to LHI Ratios



Provision for Loan Losses


(In Thousands)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,693
$847
$972
$1,132
$1,622
$2,051
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Non-Performing Asset Composition 06/30/12


14%
0%
1%
8%
4%
73%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Real estate owned

Asset Quality

Allowance for Loan Losses (ALLL)


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(In Thousands)
03/11
06/11
09/11
12/11
03/12
06/12
ALLL
$34,478
$30,482
$28,704
$26,901
$24,260
$21,483

ALLL Allocation as of 06/30/12


1%
0%
0%
8%
17%
74%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Delinquent and Non-Performing Loans

	At June 30, 2012				At June 30, 2011			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-family	2	$ 613	87	$34,566	6	$1,655	116	$ 44,493
Multi-family	-	-	4	1,806	-	-	2	2,534
Commercial real estate	-	-	6	3,820	1	387	3	2,451
Other	-	-	1	522	-	-	1	1,292
Commercial business loans	-	-	6	246	1	13	4	472
Consumer Loans	5	3	-	-	3	2	-	-
Total	7	$ 616	104	$40,960	11	$2,057	126	$ 51,242

Asset Quality

Geographic Location

Category	Inland Empire		Southern California (1)		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$133,874	31%	$237,715	54%	$63,432	14%	$4,003	1%	$439,024	100%
Multi-Family	37,303	13%	188,229	68%	49,012	18%	3,513	1%	278,057	100%
Commercial Real Estate	46,291	49%	47,175	49%	1,836	2%	-	0%	95,302	100%
Other loans	755	100%	-	0%	-	0%	-	0%	755	100%
Total	$218,223	27%	$473,119	58%	$114,280	14%	$7,516	1%	$813,138	100%

(1) Other than Inland Empire.

Geographic Location 06/30/12


1%
14%
27%
58%
Inland Empire
Southern California (1)
Other California
Other States

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	YTD 2012	TOTAL
Loan Balance (In Thousands)	$90,315	$136,397	$109,634	$65,566	$29,354	$1,155	$1,033	$2,233	$725	$436,413
Weighted Avg. LTV (1)	67%	69%	70%	72%	76%	58%	77%	70%	89%	70%
Weighted Avg. Age (In Years)	8.93	6.98	5.97	4.99	4.25	3.05	1.99	0.96	0.35	6.57
Weighted Avg. FICO (2)	721	730	742	732	743	746	738	734	675	733
Number of Loans	394	365	251	130	54	5	4	8	1	1,212
Geographic Breakdown (%)										
Inland Empire	31%	30%	29%	29%	31%	100%	78%	32%	0%	30%
Southern California (Other than Inland Empire)	64%	64%	52%	38%	37%	0%	22%	41%	0%	54%
Other California	5%	6%	17%	32%	32%	0%	0%	27%	100%	15%
Other States	0%	0%	2%	1%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	YTD 2012	TOTAL
Loan Balance (In Thousands)	$46,251	$43,191	$60,552	$66,044	$9,342	-	$996	$36,916	$14,806	$278,057
Weighted Avg. LTV (1)	46%	51%	54%	55%	48%	-	68%	61%	59%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.54x	1.27x	1.28x	1.25x	1.40x	-	1.33x	1.49x	1.56x	1.36x
Weighted Avg. Age (In Years)	8.53	7.00	6.02	4.96	4.19	-	2.17	0.79	0.29	5.26
Weighted Avg. FICO (2)	714	708	704	695	758	-	715	732	750	719
Number of Loans	79	70	71	87	13	-	4	37	15	376
Geographic Breakdown (%)										
Inland Empire	20%	9%	11%	4%	16%	-	0%	32%	14%	13%
Southern California (Other than Inland Empire)	75%	63%	53%	84%	81%	-	33%	60%	59%	68%
Other California	4%	27%	32%	12%	3%	-	67%	8%	27%	18%
Other States	1%	1%	4%	0%	0%	-	0%	0%	0%	1%
	100%	100%	100%	100%	100%	-	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	YTD 2012	TOTAL (3)(4)
Loan Balance (In Thousands)	$19,585	$14,612	$17,007	$18,442	$6,067	$8,935	$387	$4,439	$5,828	$95,302
Weighted Avg. LTV (1)	43%	46%	58%	53%	36%	60%	60%	40%	46%	50%
Weighted Avg. Debt Coverage Ratio (2)	1.96x	2.07x	2.50x	2.25x	1.74x	1.23x	1.28x	1.98x	1.87x	2.04x
Weighted Avg. Age (In Years)	9.51	6.95	5.93	4.99	4.18	2.95	2.10	0.74	0.24	5.64
Weighted Avg. FICO (2)	715	696	724	717	756	722	705	707	755	718
Number of Loans	41	20	17	18	10	3	2	5	7	123
Geographic Breakdown (%)										
Inland Empire	48%	64%	21%	40%	7%	100%	52%	76%	60%	49%
Southern California (Other than Inland Empire)	52%	36%	79%	50%	93%	0%	48%	24%	40%	49%
Other California	0%	0%	0%	10%	0%	0%	0%	0%	0%	2%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $25.3 million in Retail; $21.8 million in Office; $11.8 million in Mixed Use; $8.9 million in Medical/Dental Office; $6.4 million in Light Industrial/Manufacturing; $4.2 million in Warehouse; $4.0 million in Mini-Storage; $3.4 million in Restaurant/Fast Food; $2.9 million in Research and Development; $1.8 million in Hotel and Motel; $1.5 million in Automotive - Non Gasoline; $1.5 million in Schools; and $1.8 million in Other.

(4) Consisting of $60.9 million or 63.9% in investment properties and $34.4 million or 36.1% in owner occupied properties.

Mortgage Banking

Highlights

- **Loans Originated for Sale increase by 64%**
- **Gain on Sale of Loans increases by 156%**
- **Loan Sale Margin increases to 190 basis points**
- **Locked Pipeline fueled by historically low mortgage rates**
- **Increasing Recourse Reserve with modest Recourse Provision**

PBM Loan Originations



(in Millions)
$800
$600
$400
$200
$0
$0
$1
$0
$1
$1
$1
$424
$450
$568
$629
$583
$736
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)
Saleable
Portfolio

PBM Locked Pipeline



(In Millions)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%

	03/11	06/11	09/11	12/11	03/12	06/12
Gross Locked Pipeline	$197,046	$155,756	$304,294	$203,550	$265,735	$332,755
Net Locked Pipeline (1)	$137,459	$107,455	$186,953	$127,543	$181,532	$220,287
Fall-out Ratio	30%	31%	39%	37%	32%	34%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	03/11	06/11	09/11	12/11	03/12	06/12
Refinance	46%	32%	47%	57%	56%	50%
Purchase	54%	68%	53%	43%	44%	50%

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$6,680
$5,735
$7,276
$5,897
$10,138
$14,706
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Loan Sale Margin


2.00%
1.50%
1.00%
0.50%
0.00%
1.42%
1.16%
1.36%
1.46%
1.12%
1.29%
1.14%
1.15%
1.65%
1.72%
1.90%
1.93%
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)


(In Thousands)
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
($1,237)
$402
$1,101
$672
$811
$241
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Recourse Reserve


(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$4,058
$4,215
$5,220
$5,301
$5,911
$6,183
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Capital Management

Highlights

- Stable Stockholders' Equity
- Strong Capital Ratios
- Stock Price remains below Tangible Book Value
- Repurchased 157,945 Shares of Common Stock

Stockholders' Equity



(In Millions)
$150
$140
$130
$120
$110
$100
$140
$142
$144
$143
$143
$145
03/11
06/11
09/11
12/11
03/12
06/12
(Quarter Ended)

Bank Capital Ratios



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	03/11	06/11	09/11	12/11	03/12	06/12
Tier 1 Leverage Ratio	10.16%	10.53%	10.34%	10.68%	10.75%	11.26%
Tier 1 Risk-Based Capital Ratio	14.82%	16.30%	15.65%	16.96%	17.76%	17.53%
Total Risk-Based Capital Ratio	16.07%	17.56%	16.91%	18.21%	19.03%	18.79%

(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Sep 2011	Dec 2011	Mar 2012	Jun 2012
Price/TBV	0.50x	0.60x	0.68x	0.65x	0.70x	0.73x	0.84x	0.86x